UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 20, 2006

CHINA WORLD TRADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-26119
(Commission File Number)

87-0629754
(I.R.S. Employer Identification No.)

3rd Floor, Goldlion Digital Network Center
138 Tiyu Road East, Tianhe
Guangzhou, The PRC 510620
(Address of Principal Executive Offices) (Zip Code)

011-8620-28860608
(Registrant's Telephone Number, Including Area Code)

_____________________________________________
Former Name or Former Address, if changed since last report

This Current Report on Form 8-K/A is filed by China World Trade Corporation, a Nevada corporation (the “Registrant”), in connection with the items described below. It amends a Current Report on Form 8-K filed with the Commission on February 21, 2006.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

    On February 16, 2006, Moore Rowland Mazars, Chartered Accountants (“MRM”) resigned as the independent registered public accounting firm for the Registrant. MRM had been the independent registered public accounting firm for and audited the consolidated financial statements of the Registrant for the year ended September 30, 2003, for the three months ended December 31, 2003, and for the year ended December 31, 2004. All of the foregoing audited consolidated financial statements are hereinafter collectively referred to as the “consolidated financial statements.” The reports of MRM on the consolidated financial statements for the past fiscal years indicated contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the Registrant's ability to continue as a "going concern." The tender of resignation by MRM was approved unanimously by the Board of Directors.

    In connection with the audits for the two most recent fiscal years and in connection with MRM’s review of the subsequent interim periods through February 16, 2006, there have been no disagreements between the Registrant and MRM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of MRM, would have caused MRM to make reference thereto in their report on the Registrant’s financial statements for these fiscal years.

    The Registrant has made the contents of this Form 8-K filing available to MRM and requested it to furnish a letter to the Securities and Exchange Commission as to whether MRM agrees or disagrees with, or wishes to clarify Registrant’s expression of its views. A copy of MRM’s letter to the SEC is included as an exhibit to this filing.

    On February 16, 2006, the Registrant engaged Zhong Yi (Hong Kong) C.P.A. Company Limited as its independent registered public accounting firm. The Registrant had not consulted with Zhong Yi (Hong Kong) C.P.A. Company Limited regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant's financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issues. Zhong Yi (Hong Kong) C.P.A. Company Limited has not yet been credentialed for practice before the Commission, although it began the credentialing process in November of 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

16.1	Letter from Moores Rowland Mazars, Chartered Accountants to the Securities and Exchange Commission dated March 20, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

  China World Trade Corporation

                                                              By: /s/ Chi Ming Chan
                                                              Chi Ming Chan
                                                              Chief Executive Officer

DATED: March 20, 2006

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